                                                                    EXHIBIT (d)

  TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE -
                           WHEN READY FOR DELIVERY

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        COMMON SHARES                                      COMMON SHARES
This certificate is transferable   [EAGLE LOGO]   in Boston or in New York City
--------------------------------                  -----------------------------



--------------------------------                  -----------------------------
       SEE REVERSE FOR
     CERTAIN DEFINITIONS                               CUSIP 920961 10 9

               VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME TRUST
        Organized Under the Laws of the Commonwealth of Massachusetts



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This certifies that


is the owner of
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     Common Shares of beneficial interest of $0.01 par value per share of

               VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME TRUST

(hereinafter called the "Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.


/s/ Ronald A. Nyberg                                    /s/ Dennis J. McDonnell
      Secretary                                                  President

  [Van Kampen American Capital Senior Income Trust/MASSACHUSETTS TRUST SEAL]
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COUNTERSIGNED AND REGISTERED:
                    BOSTON EQUISERVE
BY                                      TRANSFER AGENT AND REGISTRAR,

                                                 Authorized Signature

                                                                     EXHIBIT (d)

                VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME TRUST

   THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE MADE TO THE SECRETARY OF THE TRUST.
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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM-  as tenants in common                 UNIF GIFT MIN ACT- _________________  Custodian ________________
TEN ENT-  as tenants by the entireties                                (Cust)                      (Minor)
 JT TEN-  as joint tenants with
          right of survivorship and                                   under Uniform Gifts to Minors
          not as tenants in common
                                                                      Act ______________________________________
                                                                                      (State)

   (Additional abbreviations may also be used though not in the above list.)

      For value received, _______________________ hereby sell, assign and transfer unto _______________________________________________________________

     PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

_____________________________________________________________________________

_____________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


_____________________________________________________________________________

_______________________________________________________________________Shares

of the Trust represented by the within Certificate, and do hereby irrevocably constitute and appoint_______________________________________________________

__________________________________________________________________Attorney to


transfer the said shares on the books of the within named Trust with full power of substitution in the promises.

Dated: _______________________

                               X_____________________________________________
                               NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME AS WRITTEN UPON
                               THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                               CHANGE WHATEVER.